UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-07507

DWS Investments VIT Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2011

ANNUAL REPORT

DWS INVESTMENTS VIT FUNDS
DWS Equity 500 Index VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
17 Statement of Assets and Liabilities
18 Statement of Operations
19 Statement of Changes in Net Assets
22 Financial Highlights
24 Notes to Financial Statements
29 Report of Independent Registered Public Accounting Firm
30 Information About Your Fund's Expenses
31 Tax Information
31 Proxy Voting
32 Investment Management Agreement Approval
35 Summary of Management Fee Evaluation by Independent Fee Consultant
37 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the Fund's performance to differ from that of the index. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2011

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance figures for Classes A, B and B2 differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2011 are 0.33%, 0.58% and 0.73% for Class A, Class B and Class B2 shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index VIP — Class A [] S&P 500® Index
The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results (as of December 31, 2011)
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,183	$14,756	$9,765	$13,001
	Average annual total return	1.83%	13.85%	-0.47%	2.66%
S&P 500 Index	Growth of $10,000	$10,211	$14,859	$9,876	$13,335
	Average annual total return	2.11%	14.11%	-0.25%	2.92%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class*
Class B	Growth of $10,000	$10,150	$14,649	$9,641	$13,487
	Average annual total return	1.50%	13.57%	-0.73%	3.14%
S&P 500 Index	Growth of $10,000	$10,211	$14,859	$9,876	$14,157
	Average annual total return	2.11%	14.11%	-0.25%	3.66%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class**
Class B2	Growth of $10,000	$10,143	$14,581	$9,577	$11,161
	Average annual total return	1.43%	13.40%	-0.86%	1.76%
S&P 500 Index	Growth of $10,000	$10,211	$14,859	$9,876	$11,674
	Average annual total return	2.11%	14.11%	-0.25%	2.51%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class B shares on April 30, 2002. Index returns began on April 30, 2002.

** The Fund commenced offering Class B2 shares on September 16, 2005. Index returns began on September 30, 2005.

Management Summary December 31, 2011

Although concerns about the economic outlook and the potential impact of the European debt crisis periodically weighed on investor sentiment during the past 12 months, the Standard & Poor's 500® (S&P 500) Index finished 2011 with a total return of 2.11%.1

The Fund returned 1.83% during 2011 (Class A shares, unadjusted for contract charges). Since the Fund's investment strategy is to replicate the performance of the S&P 500 Index as closely as possible before the deduction of expenses, the Fund's return is normally close to the return of the index.

The U.S. equity market began the annual period on a strong note, as the U.S. Federal Reserve Board's (the Fed's) stimulative "quantitative easing" initiative, signs of improving economic growth, strong corporate earnings and a more business-friendly political backdrop gave investors the green light to buy stocks through the first five months of the year.2 From that point, the investing backdrop gradually grew less favorable for three important reasons. The primary issue weighing on the market was the European debt crisis, which threatened the health of the region's banking sector and increased fears of a broader financial system collapse similar to what we witnessed in 2008-2009. At the same time, growth in China — which is generally seen as the engine of the world economy — slowed precipitously, raising fears that slackening growth was a worldwide phenomenon and not one limited to the developed markets. Even more relevant to the U.S. market, the domestic economy exhibited weakness in a number of areas.

In response to these developments, the U.S. stock market (as represented by the S&P 500 Index) slipped lower during June and then plunged 13.78% in the third quarter. Larger, more stable companies such as those represented in the S&P 500 Index outperformed in this environment, but — as the double-digit loss would indicate — they were nonetheless hit hard in the downturn. The market subsequently staged a recovery in the fourth quarter following a pickup in a number of key economic indicators, enabling the index to finish the period virtually unchanged.

The best-performing sectors for the full year were generally the more defensive areas of the market, such as utilities, consumer staples and health care.3 On the other side of the ledger, the worst performers were financials and the more economically sensitive market segments, such as materials and industrials.

We continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

Brent Reeder

Senior Vice President, Northern Trust Investments, Inc., Subadvisor to the Fund

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund's advisor. DWS Equity 500 Index VIP is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. There is no guarantee that the Fund will be able to mirror the S&P 500 index closely enough to track its performance.

2 Quantitative easing is a type of monetary policy whereby governments buy government or other types of securities from the market in order to increase the money supply.

3 Consumer staples are the industries that manufacture and sell products such as food and beverages, prescription drugs, and household products.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/11	12/31/10

Common and Preferred Stocks	99%	99%
Cash Equivalents*	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/11	12/31/10

Information Technology	19%	19%
Financials	14%	16%
Energy	12%	12%
Health Care	12%	11%
Consumer Staples	11%	11%
Industrials	11%	11%
Consumer Discretionary	11%	10%
Utilities	4%	3%
Materials	3%	4%
Telecommunication Services	3%	3%
	100%	100%

Ten Largest Equity Holdings (20.1% of Net Assets)
1. Exxon Mobil Corp. Explorer and producer of oil and gas	3.5%
2. Apple, Inc. Manufacturer of personal computers and communication solutions	3.3%
3. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.9%
4. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	1.8%
5. Microsoft Corp. Developer of computer software	1.7%
6. General Electric Co. A diversified company provider of services to the technology, media and financial industries	1.6%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	1.6%
8. AT&T, Inc. Provider of communications services	1.6%
9. Johnson & Johnson Provider of health care products	1.6%
10. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self-medications	1.5%

Asset allocation, sector diversification, and holdings are subject to change.

* In order to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market, the Fund invests in futures contracts.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2011
	Shares	Value ($)

Common Stocks 99.3%
Consumer Discretionary 10.6%
Auto Components 0.3%
BorgWarner, Inc.*	6,624	422,214
Goodyear Tire & Rubber Co.*	15,452	218,955
Johnson Controls, Inc.	40,912	1,278,909
		1,920,078
Automobiles 0.4%
Ford Motor Co.*	230,843	2,483,871
Harley-Davidson, Inc.	14,254	554,053
		3,037,924
Distributors 0.1%
Genuine Parts Co.	9,645	590,274
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	6,872	370,195
DeVry, Inc.	3,933	151,263
H&R Block, Inc.	17,954	293,189
		814,647
Hotels Restaurants & Leisure 2.0%
Carnival Corp. (Units) (a)	27,317	891,627
Chipotle Mexican Grill, Inc.*	1,893	639,342
Darden Restaurants, Inc. (a)	8,012	365,187
International Game Technology	17,850	307,020
Marriott International, Inc. "A"	16,253	474,100
McDonald's Corp.	61,977	6,218,152
Starbucks Corp.	45,425	2,090,004
Starwood Hotels & Resorts Worldwide, Inc.	11,547	553,910
Wyndham Worldwide Corp.	9,065	342,929
Wynn Resorts Ltd. (a)	4,831	533,777
Yum! Brands, Inc.	28,007	1,652,693
		14,068,741
Household Durables 0.2%
D.R. Horton, Inc.	16,195	204,219
Harman International Industries, Inc.	4,431	168,555
Leggett & Platt, Inc.	8,242	189,896
Lennar Corp. "A" (a)	10,081	198,092
Newell Rubbermaid, Inc.	17,127	276,601
Pulte Group, Inc.*	21,117	133,248
Whirlpool Corp.	4,487	212,908
		1,383,519
Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	22,063	3,819,105
Expedia, Inc.	5,593	162,309
Netflix, Inc.* (a)	3,416	236,695
Priceline.com, Inc.* (a)	3,001	1,403,598
TripAdvisor, Inc.*	5,593	140,999
		5,762,706
Leisure Equipment & Products 0.1%
Hasbro, Inc.	6,824	217,617
Mattel, Inc. (a)	20,625	572,550
		790,167
Media 3.1%
Cablevision Systems Corp. (New York Group) "A"	13,294	189,041
CBS Corp. "B"	39,577	1,074,120
Comcast Corp. "A"	165,635	3,927,206
	Shares	Value ($)

DIRECTV "A"*	42,868	1,833,036
Discovery Communications, Inc. "A"*	16,029	656,708
Gannett Co., Inc.	15,090	201,753
Interpublic Group of Companies, Inc.	28,866	280,866
McGraw-Hill Companies, Inc.	17,619	792,326
News Corp. "A"	133,082	2,374,183
Omnicom Group, Inc.	16,841	750,772
Scripps Networks Interactive "A"	5,749	243,873
Time Warner Cable, Inc.	19,282	1,225,757
Time Warner, Inc. (a)	60,750	2,195,505
Viacom, Inc. "B"	33,477	1,520,190
Walt Disney Co. (a)	108,951	4,085,662
Washington Post Co. "B" (a)	267	100,608
		21,451,606
Multiline Retail 0.8%
Big Lots, Inc.*	4,114	155,345
Dollar Tree, Inc.*	7,372	612,687
Family Dollar Stores, Inc.	7,231	416,940
JC Penney Co., Inc. (a)	8,443	296,771
Kohl's Corp.	15,338	756,930
Macy's, Inc.	25,763	829,053
Nordstrom, Inc.	9,803	487,307
Sears Holdings Corp.* (a)	2,414	76,717
Target Corp.	40,710	2,085,166
		5,716,916
Specialty Retail 2.0%
Abercrombie & Fitch Co. "A"	5,169	252,454
AutoNation, Inc.* (a)	2,764	101,909
AutoZone, Inc.*	1,692	549,849
Bed Bath & Beyond, Inc.*	14,432	836,623
Best Buy Co., Inc.	18,008	420,847
CarMax, Inc.* (a)	13,654	416,174
GameStop Corp. "A"*	8,132	196,225
Home Depot, Inc.	93,396	3,926,368
Limited Brands, Inc.	14,907	601,498
Lowe's Companies, Inc.	76,011	1,929,159
O'Reilly Automotive, Inc.*	7,736	618,493
Orchard Supply Hardware Stores Corp. "A"*	109	453
Ross Stores, Inc.	13,966	663,804
Staples, Inc.	42,780	594,214
The Gap, Inc.	20,965	388,901
Tiffany & Co.	7,682	509,009
TJX Companies, Inc. (a)	22,979	1,483,295
Urban Outfitters, Inc.*	6,480	178,589
		13,667,864
Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	17,765	1,084,376
NIKE, Inc. "B"	22,457	2,164,181
Ralph Lauren Corp.	3,910	539,893
VF Corp. (a)	5,346	678,888
		4,467,338
Consumer Staples 11.5%
Beverages 2.7%
Beam, Inc.	9,292	476,029
Brown-Forman Corp. "B"	6,010	483,865
Coca-Cola Co. (a)	137,699	9,634,799
	Shares	Value ($)

Coca-Cola Enterprises, Inc.	19,204	495,079
Constellation Brands, Inc. "A"*	10,205	210,937
Dr. Pepper Snapple Group, Inc. (a)	13,065	515,806
Molson Coors Brewing Co. "B"	9,546	415,633
PepsiCo, Inc.	94,813	6,290,843
		18,522,991
Food & Staples Retailing 2.4%
Costco Wholesale Corp.	26,380	2,197,982
CVS Caremark Corp.	78,980	3,220,804
Kroger Co.	36,429	882,310
Safeway, Inc.	20,110	423,114
SUPERVALU, Inc.	13,849	112,454
Sysco Corp. (a)	35,668	1,046,143
Wal-Mart Stores, Inc.	105,901	6,328,644
Walgreen Co.	53,879	1,781,240
Whole Foods Market, Inc.	9,759	679,031
		16,671,722
Food Products 1.9%
Archer-Daniels-Midland Co. (a)	40,717	1,164,506
Campbell Soup Co. (a)	11,044	367,103
ConAgra Foods, Inc.	24,955	658,812
Dean Foods Co.*	11,939	133,717
General Mills, Inc.	38,915	1,572,555
H.J. Heinz Co. (a)	19,312	1,043,620
Hormel Foods Corp.	7,999	234,291
Kellogg Co.	15,006	758,853
Kraft Foods, Inc. "A"	107,213	4,005,478
McCormick & Co., Inc.	7,927	399,679
Mead Johnson Nutrition Co.	12,282	844,142
Sara Lee Corp.	35,423	670,203
The Hershey Co.	9,292	574,060
The JM Smucker Co.	6,858	536,090
Tyson Foods, Inc. "A"	17,876	368,961
		13,332,070
Household Products 2.3%
Clorox Co.	7,952	529,285
Colgate-Palmolive Co.	29,310	2,707,951
Kimberly-Clark Corp.	24,021	1,766,984
Procter & Gamble Co.	166,873	11,132,098
		16,136,318
Personal Products 0.2%
Avon Products, Inc.	25,944	453,242
Estee Lauder Companies, Inc. "A"	6,817	765,685
		1,218,927
Tobacco 2.0%
Altria Group, Inc.	124,767	3,699,342
Lorillard, Inc.	8,179	932,406
Philip Morris International, Inc.	105,304	8,264,258
Reynolds American, Inc.	20,365	843,518
		13,739,524
Energy 12.2%
Energy Equipment & Services 2.0%
Baker Hughes, Inc.	26,340	1,281,178
Cameron International Corp.*	14,811	728,553
Diamond Offshore Drilling, Inc. (a)	4,078	225,350
FMC Technologies, Inc.*	14,536	759,215
Halliburton Co.	56,108	1,936,287
Helmerich & Payne, Inc.	6,668	389,145
Nabors Industries Ltd.*	16,991	294,624
National Oilwell Varco, Inc.	25,853	1,757,745
Noble Corp.*	15,291	462,094
	Shares	Value ($)

Rowan Companies, Inc.*	7,433	225,443
Schlumberger Ltd.	81,347	5,556,814
		13,616,448
Oil, Gas & Consumable Fuels 10.2%
Alpha Natural Resources, Inc.*	13,605	277,950
Anadarko Petroleum Corp.	30,250	2,308,983
Apache Corp.	23,353	2,115,315
Cabot Oil & Gas Corp.	6,301	478,246
Chesapeake Energy Corp. (a)	39,839	888,011
Chevron Corp.	120,695	12,841,948
ConocoPhillips	80,413	5,859,695
CONSOL Energy, Inc.	13,681	502,093
Denbury Resources, Inc.*	24,183	365,163
Devon Energy Corp.	24,422	1,514,164
El Paso Corp.	46,412	1,233,167
EOG Resources, Inc.	16,384	1,613,988
EQT Corp.	9,005	493,384
Exxon Mobil Corp.	290,465	24,619,813
Hess Corp.	18,233	1,035,634
Marathon Oil Corp.	43,104	1,261,654
Marathon Petroleum Corp.	21,496	715,602
Murphy Oil Corp.	11,660	649,928
Newfield Exploration Co.*	7,974	300,859
Noble Energy, Inc.	10,635	1,003,838
Occidental Petroleum Corp.	49,191	4,609,197
Peabody Energy Corp.	16,338	540,951
Pioneer Natural Resources Co.	7,381	660,452
QEP Resources, Inc.	10,652	312,104
Range Resources Corp.	9,380	580,997
Southwestern Energy Co.*	20,963	669,558
Spectra Energy Corp.	39,798	1,223,789
Sunoco, Inc.	6,240	255,965
Tesoro Corp.*	8,509	198,770
Valero Energy Corp.	33,528	705,764
Williams Companies, Inc.	36,120	1,192,682
		71,029,664
Financials 13.5%
Capital Markets 1.8%
Ameriprise Financial, Inc.	13,741	682,103
Bank of New York Mellon Corp.	73,082	1,455,063
BlackRock, Inc.	6,042	1,076,926
Charles Schwab Corp. (a)	64,875	730,492
E*TRADE Financial Corp.*	16,189	128,864
Federated Investors, Inc. "B" (a)	5,944	90,052
Franklin Resources, Inc.	8,753	840,813
Invesco Ltd.	27,156	545,564
Legg Mason, Inc.	7,842	188,600
Morgan Stanley	89,446	1,353,318
Northern Trust Corp.	15,757	624,923
State Street Corp.	29,804	1,201,399
T. Rowe Price Group, Inc. (a)	15,409	877,543
The Goldman Sachs Group, Inc.	29,857	2,699,969
		12,495,629
Commercial Banks 2.6%
BB&T Corp. (a)	42,657	1,073,677
Comerica, Inc.	11,550	297,990
Fifth Third Bancorp.	55,224	702,449
First Horizon National Corp.	16,686	133,488
Huntington Bancshares, Inc.	51,047	280,248
KeyCorp	59,242	455,571
M&T Bank Corp. (a)	7,453	568,962
PNC Financial Services Group, Inc.	32,010	1,846,017
	Shares	Value ($)

Regions Financial Corp.	75,468	324,512
SunTrust Banks, Inc.	33,128	586,366
U.S. Bancorp.	115,583	3,126,520
Wells Fargo & Co.	319,648	8,809,499
Zions Bancorp.	11,519	187,529
		18,392,828
Consumer Finance 0.8%
American Express Co.	61,306	2,891,804
Capital One Financial Corp. (a)	27,702	1,171,517
Discover Financial Services	32,958	790,992
SLM Corp.	30,457	408,124
		5,262,437
Diversified Financial Services 2.7%
Bank of America Corp.	614,718	3,417,832
Citigroup, Inc.	177,289	4,664,474
CME Group, Inc. "A"	4,024	980,528
IntercontinentalExchange, Inc.* (a)	4,425	533,434
JPMorgan Chase & Co.	230,379	7,660,102
Leucadia National Corp.	11,812	268,605
Moody's Corp. (a)	12,079	406,821
NYSE Euronext	15,782	411,910
The NASDAQ OMX Group, Inc.*	8,146	199,658
		18,543,364
Insurance 3.5%
ACE Ltd.	20,359	1,427,573
Aflac, Inc.	28,117	1,216,341
Allstate Corp.	30,346	831,784
American International Group, Inc.*	26,330	610,856
Aon Corp.	19,716	922,709
Assurant, Inc.	5,696	233,878
Berkshire Hathaway, Inc. "B"*	106,613	8,134,572
Chubb Corp.	16,914	1,170,787
Cincinnati Financial Corp. (a)	9,788	298,142
Genworth Financial, Inc. "A"*	28,423	186,170
Hartford Financial Services Group, Inc.	26,831	436,004
Lincoln National Corp.	17,883	347,288
Loews Corp.	18,831	708,987
Marsh & McLennan Companies, Inc.	32,674	1,033,152
MetLife, Inc.	64,383	2,007,462
Principal Financial Group, Inc.	18,682	459,577
Progressive Corp.	37,349	728,679
Prudential Financial, Inc.	28,649	1,435,888
The Travelers Companies, Inc.	24,875	1,471,854
Torchmark Corp. (a)	6,228	270,233
Unum Group	17,758	374,161
XL Group PLC	19,865	392,731
		24,698,828
Real Estate Investment Trusts 2.0%
American Tower Corp. "A" (REIT)	23,911	1,434,899
Apartment Investment & Management Co. "A" (REIT)	7,725	176,980
AvalonBay Communities, Inc. (REIT)	5,864	765,838
Boston Properties, Inc. (REIT)	8,835	879,966
Equity Residential (REIT)	17,850	1,017,986
HCP, Inc. (REIT)	24,542	1,016,775
Health Care REIT, Inc. (REIT) (a)	11,357	619,297
Host Hotels & Resorts, Inc. (REIT)	42,545	628,390
Kimco Realty Corp. (REIT)	24,400	396,256
Plum Creek Timber Co., Inc. (REIT) (a)	9,740	356,094
	Shares	Value ($)

ProLogis, Inc. (REIT)	27,634	790,056
Public Storage (REIT)	8,697	1,169,399
Simon Property Group, Inc. (REIT)	17,899	2,307,897
Ventas, Inc. (REIT)	17,333	955,568
Vornado Realty Trust (REIT)	11,105	853,530
Weyerhaeuser Co. (REIT)	32,504	606,850
		13,975,781
Real Estate Management & Development 0.0%
CBRE Group, Inc.*	20,284	308,723
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	30,331	189,569
People's United Financial, Inc.	21,302	273,730
		463,299
Health Care 11.8%
Biotechnology 1.2%
Amgen, Inc. (a)	48,151	3,091,775
Biogen Idec, Inc.*	14,798	1,628,520
Celgene Corp.*	26,905	1,818,778
Gilead Sciences, Inc.*	45,432	1,859,532
		8,398,605
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	34,257	1,695,036
Becton, Dickinson & Co.	13,119	980,252
Boston Scientific Corp.*	88,509	472,638
C.R. Bard, Inc.	5,169	441,949
CareFusion Corp.*	13,314	338,309
Covidien PLC	29,272	1,317,533
DENTSPLY International, Inc.	8,473	296,470
Edwards Lifesciences Corp.*	6,935	490,304
Intuitive Surgical, Inc.*	2,356	1,090,852
Medtronic, Inc.	64,224	2,456,568
St. Jude Medical, Inc.	19,298	661,921
Stryker Corp.	19,904	989,428
Varian Medical Systems, Inc.*	6,830	458,498
Zimmer Holdings, Inc.*	10,883	581,370
		12,271,128
Health Care Providers & Services 2.1%
Aetna, Inc.	21,994	927,927
AmerisourceBergen Corp.	15,622	580,982
Cardinal Health, Inc.	20,797	844,566
CIGNA Corp.	17,179	721,518
Coventry Health Care, Inc.*	8,876	269,564
DaVita, Inc.*	5,561	421,580
Express Scripts, Inc.*	29,425	1,315,003
Humana, Inc.	9,835	861,645
Laboratory Corp. of America Holdings*	6,097	524,159
McKesson Corp.	14,854	1,157,275
Medco Health Solutions, Inc.*	23,600	1,319,240
Patterson Companies, Inc.	5,408	159,644
Quest Diagnostics, Inc.	9,551	554,531
Tenet Healthcare Corp.*	26,741	137,181
UnitedHealth Group, Inc.	64,447	3,266,174
WellPoint, Inc.	21,182	1,403,308
		14,464,297
Health Care Technology 0.1%
Cerner Corp.*	8,756	536,305
Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	20,928	731,015
Life Technologies Corp.*	10,880	423,341
	Shares	Value ($)

PerkinElmer, Inc.	7,110	142,200
Thermo Fisher Scientific, Inc.*	23,002	1,034,400
Waters Corp.*	5,514	408,312
		2,739,268
Pharmaceuticals 6.2%
Abbott Laboratories	94,450	5,310,924
Allergan, Inc.	18,530	1,625,822
Bristol-Myers Squibb Co. (a)	102,810	3,623,024
Eli Lilly & Co.	61,949	2,574,601
Forest Laboratories, Inc.*	16,514	499,714
Hospira, Inc.*	9,941	301,908
Johnson & Johnson	165,581	10,858,802
Merck & Co., Inc.	184,787	6,966,470
Mylan, Inc.*	26,172	561,651
Perrigo Co.	5,638	548,577
Pfizer, Inc.	466,000	10,084,240
Watson Pharmaceuticals, Inc.*	7,604	458,825
		43,414,558
Industrials 10.6%
Aerospace & Defense 2.6%
Boeing Co.	45,198	3,315,273
General Dynamics Corp.	21,495	1,427,483
Goodrich Corp.	7,548	933,688
Honeywell International, Inc.	46,749	2,540,808
L-3 Communications Holdings, Inc.	5,991	399,480
Lockheed Martin Corp. (a)	16,278	1,316,890
Northrop Grumman Corp. (a)	15,801	924,042
Precision Castparts Corp.	8,684	1,431,036
Raytheon Co.	20,936	1,012,884
Rockwell Collins, Inc.	9,128	505,417
Textron, Inc. (a)	16,506	305,196
United Technologies Corp.	55,051	4,023,678
		18,135,875
Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	9,939	693,544
Expeditors International of Washington, Inc.	12,777	523,346
FedEx Corp.	19,363	1,617,004
United Parcel Service, Inc. "B"	58,423	4,275,979
		7,109,873
Airlines 0.1%
Southwest Airlines Co.	47,746	408,706
Building Products 0.0%
Masco Corp.	20,625	216,150
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	6,750	193,590
Cintas	6,981	243,009
Iron Mountain, Inc. (a)	11,358	349,826
Pitney Bowes, Inc. (a)	11,853	219,755
R.R. Donnelley & Sons Co. (a)	11,710	168,975
Republic Services, Inc.	19,407	534,663
Stericycle, Inc.*	5,154	401,600
Waste Management, Inc.	27,896	912,478
		3,023,896
Construction & Engineering 0.2%
Fluor Corp.	10,396	522,399
Jacobs Engineering Group, Inc.*	7,984	323,991
Quanta Services, Inc.*	12,661	272,718
		1,119,108
	Shares	Value ($)

Electrical Equipment 0.5%
Cooper Industries PLC	9,563	517,836
Emerson Electric Co.	44,496	2,073,069
Rockwell Automation, Inc.	8,649	634,577
Roper Industries, Inc.	5,770	501,240
		3,726,722
Industrial Conglomerates 2.6%
3M Co.	42,479	3,471,809
Danaher Corp.	34,705	1,632,523
General Electric Co. (a)	640,491	11,471,194
Tyco International Ltd.	27,945	1,305,311
		17,880,837
Machinery 2.0%
Caterpillar, Inc.	39,200	3,551,520
Cummins, Inc.	11,747	1,033,971
Deere & Co. (a)	25,217	1,950,535
Dover Corp.	11,198	650,044
Eaton Corp.	20,079	874,039
Flowserve Corp.	3,302	327,955
Illinois Tool Works, Inc.	29,187	1,363,325
Ingersoll-Rand PLC	18,824	573,567
Joy Global, Inc.	6,333	474,785
PACCAR, Inc.	21,451	803,769
Pall Corp.	6,978	398,793
Parker Hannifin Corp.	9,102	694,027
Snap-on, Inc.	3,679	186,231
Stanley Black & Decker, Inc.	10,164	687,086
Xylem, Inc.	11,041	283,643
		13,853,290
Professional Services 0.1%
Dun & Bradstreet Corp.	2,834	212,068
Equifax, Inc.	7,191	278,579
Robert Half International, Inc. (a)	8,358	237,869
		728,516
Road & Rail 0.9%
CSX Corp.	63,748	1,342,533
Norfolk Southern Corp.	20,440	1,489,258
Ryder System, Inc.	3,259	173,183
Union Pacific Corp.	29,207	3,094,190
		6,099,164
Trading Companies & Distributors 0.2%
Fastenal Co. (a)	17,803	776,389
W.W. Grainger, Inc. (a)	3,668	686,613
		1,463,002
Information Technology 18.9%
Communications Equipment 2.1%
Cisco Systems, Inc.	326,156	5,896,901
F5 Networks, Inc.*	4,862	515,955
Harris Corp. (a)	6,956	250,694
JDS Uniphase Corp.*	14,116	147,371
Juniper Networks, Inc.*	32,109	655,345
Motorola Mobility Holdings, Inc.*	15,746	610,945
Motorola Solutions, Inc.	17,232	797,669
QUALCOMM, Inc.	102,024	5,580,713
		14,455,593
Computers & Peripherals 4.6%
Apple, Inc.*	56,359	22,825,395
Dell, Inc.*	92,116	1,347,657
EMC Corp.* (a)	123,516	2,660,535
Hewlett-Packard Co.	120,575	3,106,012
	Shares	Value ($)

Lexmark International, Inc. "A"	4,234	140,018
NetApp, Inc.*	21,658	785,536
SanDisk Corp.*	14,435	710,346
Western Digital Corp.*	14,050	434,847
		32,010,346
Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. "A"	10,202	463,069
Corning, Inc.	94,670	1,228,817
FLIR Systems, Inc.	9,357	234,580
Jabil Circuit, Inc.	11,456	225,225
Molex, Inc.	7,976	190,307
TE Connectivity Ltd.	25,462	784,484
		3,126,482
Internet Software & Services 2.0%
Akamai Technologies, Inc.*	11,110	358,631
eBay, Inc.*	69,763	2,115,912
Google, Inc. "A"*	15,318	9,893,896
VeriSign, Inc.	9,787	349,592
Yahoo!, Inc.*	74,788	1,206,330
		13,924,361
IT Services 3.9%
Accenture PLC "A"	38,826	2,066,708
Automatic Data Processing, Inc.	29,472	1,591,783
Cognizant Technology Solutions Corp. "A"*	18,291	1,176,294
Computer Sciences Corp.	9,209	218,253
Fidelity National Information Services, Inc.	14,958	397,733
Fiserv, Inc.*	8,507	499,701
International Business Machines Corp.	71,452	13,138,594
MasterCard, Inc. "A"	6,433	2,398,351
Paychex, Inc.	19,385	583,682
SAIC, Inc.*	16,904	207,750
Teradata Corp.*	10,139	491,843
Total System Services, Inc.	10,303	201,527
Visa, Inc. "A"	30,833	3,130,475
Western Union Co.	37,888	691,835
		26,794,529
Office Electronics 0.1%
Xerox Corp.	84,583	673,281
Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.* (a)	36,689	198,121
Altera Corp.	19,488	723,005
Analog Devices, Inc.	17,970	642,967
Applied Materials, Inc.	79,245	848,714
Broadcom Corp. "A"*	29,678	871,346
First Solar, Inc.* (a)	3,515	118,666
Intel Corp. (a)	308,505	7,481,246
KLA-Tencor Corp.	10,050	484,913
Linear Technology Corp.	13,663	410,300
LSI Corp.*	35,451	210,933
Microchip Technology, Inc. (a)	11,356	415,970
Micron Technology, Inc.*	60,300	379,287
Novellus Systems, Inc.*	4,071	168,092
NVIDIA Corp.*	37,773	523,534
Teradyne, Inc.* (a)	11,515	156,949
Texas Instruments, Inc. (a)	69,503	2,023,232
Xilinx, Inc. (a)	15,657	501,963
		16,159,238
	Shares	Value ($)

Software 3.5%
Adobe Systems, Inc.*	29,754	841,146
Autodesk, Inc.*	13,700	415,521
BMC Software, Inc.*	10,566	346,353
CA, Inc.	22,796	460,821
Citrix Systems, Inc.*	11,342	688,686
Electronic Arts, Inc.*	20,126	414,596
Intuit, Inc.	17,933	943,096
Microsoft Corp.	453,808	11,780,856
Oracle Corp.	238,704	6,122,758
Red Hat, Inc.*	11,623	479,914
Salesforce.com, Inc.* (a)	8,164	828,319
Symantec Corp.* (a)	45,128	706,253
		24,028,319
Materials 3.5%
Chemicals 2.2%
Air Products & Chemicals, Inc.	12,848	1,094,521
Airgas, Inc.	4,259	332,543
CF Industries Holdings, Inc.	3,942	571,511
Dow Chemical Co.	71,981	2,070,174
E.I. du Pont de Nemours & Co. (a)	56,208	2,573,202
Eastman Chemical Co.	8,474	330,994
Ecolab, Inc. (a)	18,077	1,045,031
FMC Corp.	4,263	366,788
International Flavors & Fragrances, Inc.	4,737	248,314
Monsanto Co.	32,515	2,278,326
PPG Industries, Inc.	9,263	773,368
Praxair, Inc.	18,209	1,946,542
Sigma-Aldrich Corp.	7,354	459,331
The Mosaic Co.	17,934	904,412
The Sherwin-Williams Co.	5,153	460,008
		15,455,065
Construction Materials 0.1%
Vulcan Materials Co. (a)	7,653	301,146
Containers & Packaging 0.1%
Ball Corp.	10,177	363,421
Bemis Co., Inc.	6,058	182,224
Owens-Illinois, Inc.*	10,500	203,490
Sealed Air Corp.	10,109	173,976
		923,111
Metals & Mining 0.9%
Alcoa, Inc.	64,238	555,659
Allegheny Technologies, Inc.	6,600	315,480
Cliffs Natural Resources, Inc.	8,827	550,363
Freeport-McMoRan Copper & Gold, Inc.	57,668	2,121,606
Newmont Mining Corp.	30,096	1,806,061
Nucor Corp. (a)	19,117	756,460
Titanium Metals Corp.	4,728	70,825
United States Steel Corp. (a)	9,057	239,648
		6,416,102
Paper & Forest Products 0.2%
International Paper Co.	26,392	781,203
MeadWestvaco Corp.	10,649	318,938
		1,100,141
Telecommunication Services 2.9%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	359,431	10,869,193
CenturyLink, Inc.	37,229	1,384,919
Frontier Communications Corp. (a)	59,604	306,961
	Shares	Value ($)

Verizon Communications, Inc. (a)	171,816	6,893,258
Windstream Corp. (a)	35,977	422,370
		19,876,701
Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc.*	16,760	145,477
Sprint Nextel Corp.* (a)	178,957	418,759
		564,236
Utilities 3.8%
Electric Utilities 2.1%
American Electric Power Co., Inc.	29,623	1,223,726
Duke Energy Corp. (a)	81,306	1,788,732
Edison International	19,688	815,083
Entergy Corp.	10,688	780,759
Exelon Corp.	39,947	1,732,502
FirstEnergy Corp.	25,231	1,117,733
NextEra Energy, Inc.	25,824	1,572,165
Northeast Utilities	10,661	384,542
Pepco Holdings, Inc.	13,324	270,477
Pinnacle West Capital Corp.	6,415	309,075
PPL Corp. (a)	34,896	1,026,640
Progress Energy, Inc.	18,153	1,016,931
Southern Co.	52,371	2,424,254
		14,462,619
Gas Utilities 0.1%
AGL Resources, Inc.	7,028	297,003
ONEOK, Inc.	6,334	549,095
		846,098
Independent Power Producers & Energy Traders 0.2%
AES Corp.*	38,934	460,978
Constellation Energy Group, Inc.	12,146	481,832
NRG Energy, Inc.*	13,515	244,892
		1,187,702
Multi-Utilities 1.4%
Ameren Corp.	14,588	483,301
CenterPoint Energy, Inc.	25,713	516,574
CMS Energy Corp.	15,030	331,863
Consolidated Edison, Inc.	18,016	1,117,533
Dominion Resources, Inc.	34,690	1,841,345
DTE Energy Co.	10,249	558,058
Integrys Energy Group, Inc.	4,595	248,957
NiSource, Inc. (a)	16,777	399,460
	Shares	Value ($)

PG&E Corp.	24,831	1,023,534
Public Service Enterprise Group, Inc.	30,533	1,007,894
SCANA Corp. (a)	7,219	325,288
Sempra Energy	14,442	794,310
TECO Energy, Inc.	12,560	240,398
Wisconsin Energy Corp. (a)	14,092	492,656
Xcel Energy, Inc.	29,250	808,470
		10,189,641
Total Common Stocks (Cost $623,801,464)		690,164,344

Preferred Stock 0.0%
Consumer Discretionary
Specialty Retail
Orchard Supply Hardware Stores Corp. Series A* (Cost $1,287)	109	453

	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.2%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.015%**, 5/3/2012 (b) (Cost $1,159,917)	1,160,000	1,159,903

	Shares	Value ($)

Securities Lending Collateral 11.3%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $78,565,570)	78,565,570	78,565,570

Cash Equivalents 0.5%
Central Cash Management Fund, 0.07% (c) (Cost $3,751,469)	3,751,469	3,751,469

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $707,279,707)+	111.3	773,641,739
Other Assets and Liabilities, Net	(11.3)	(78,394,439)
Net Assets	100.0	695,247,300

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $735,641,887. At December 31, 2011, net unrealized appreciation for all securities based on tax cost was $37,999,852. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $160,774,646 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $122,774,794.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2011 amounted to $76,083,857, which is 10.9% of net assets.

(b) At December 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At December 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
S&P 500 Index	USD	3/15/2012	20	6,263,000	(13,813)

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stock and/or Other Equity Investments (e)	$690,163,891	$—	$906	$690,164,797
Government & Agency Obligation	—	1,159,903	—	1,159,903
Short-Term Investments (e)	82,317,039	—	—	82,317,039
Total	$772,480,930	$1,159,903	$906	$773,641,739
Liabilities
Derivatives (f)	$(13,813)	$—	$—	$(13,813)
Total	$(13,813)	$—	$—	$(13,813)

There have been no transfers in and out of Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Common Stock and/or Other Equity Investments
	Common Stocks	Preferred Stocks	Total
Balance as of December 31, 2010	$—	$—	$—
Total realized gains (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(834)	(834)	(1,668)
Amortization premium/discount	—	—	—
Purchases	1,287	1,287	2,574
(Sales)	—	—	—
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	—
Balance as of December 31, 2011	$453	$453	$906
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2011	$(834)	$(834)	$(1,668)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $624,962,668) — including $76,083,857 of securities loaned	$691,324,700
Investment in Daily Assets Fund Institutional (cost $78,565,570)*	78,565,570
Investment in Central Cash Management Fund (cost $3,751,469)	3,751,469
Total investments in securities, at value (cost $707,279,707)	773,641,739
Cash	31,042
Receivable for investments sold	115,937
Receivable for Fund shares sold	14,050
Dividends receivable	1,043,963
Interest receivable	15,362
Other assets	16,295
Total assets	774,878,388
Liabilities
Payable upon return of securities loaned	78,565,570
Payable for Fund shares redeemed	768,381
Payable for daily variation margin on futures contracts	24,001
Accrued management fee	117,737
Other accrued expenses and payables	155,399
Total liabilities	79,631,088
Net assets, at value	$695,247,300
Net Assets Consist of
Undistributed net investment income	12,722,907
Net unrealized appreciation (depreciation) on: Investments	66,362,032
Futures	(13,813)
Accumulated net realized gain (loss)	(31,247,600)
Paid-in capital	647,423,774
Net assets, at value	$695,247,300
Class A Net Asset Value, offering and redemption price per share ($632,190,109 ÷ 47,896,105 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$13.20
Class B Net Asset Value, offering and redemption price per share ($45,187,381 ÷ 3,425,349 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$13.19
Class B2 Net Asset Value, offering and redemption price per share ($17,869,810 ÷ 1,355,747 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$13.18

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2011
Investment Income
Income: Dividends	$15,486,655
Interest	1,213
Income distributions — Central Cash Management Fund	7,282
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	78,249
Total income	15,573,399
Expenses: Management fee	1,502,327
Administration fee	751,164
Custodian fee	25,729
Distribution service fees (Class B and Class B2)	171,051
Record keeping fee (Class B2)	28,648
Services to shareholders	6,592
Professional fees	92,460
Trustees' fees and expenses	22,192
Reports to shareholders	53,460
Other	47,771
Total expenses	2,701,394
Net investment income (loss)	12,872,005
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	8,601,162
Futures	657,879
9,259,041
Change in net unrealized appreciation (depreciation) on: Investments	(9,567,434)
Futures	(342,906)
(9,910,340)
Net gain (loss)	(651,299)
Net increase (decrease) in net assets resulting from operations	$12,220,706

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$12,872,005	$12,547,750
Net realized gain (loss)	9,259,041	11,576,199
Change in net unrealized appreciation (depreciation)	(9,910,340)	78,148,670
Net increase (decrease) in net assets resulting from operations	12,220,706	102,272,619
Distributions to shareholders from: Net investment income: Class A	(11,499,201)	(12,705,478)
Class B	(693,566)	(822,134)
Class B2	(248,318)	(300,774)
Total distributions	(12,441,085)	(13,828,386)
Fund share transactions: Class A Proceeds from shares sold	56,585,657	34,225,993
Reinvestment of distributions	11,499,201	12,705,478
Payments for shares redeemed	(134,765,778)	(105,618,602)
Net increase (decrease) in net assets from Class A share transactions	(66,680,920)	(58,687,131)
Class B Proceeds from shares sold	4,009,341	3,731,491
Reinvestment of distributions	693,566	822,134
Payments for shares redeemed	(13,195,180)	(6,731,217)
Net increase (decrease) in net assets from Class B share transactions	(8,492,273)	(2,177,592)
Class B2 Proceeds from shares sold	179,271	559,322
Reinvestment of distributions	248,318	300,774
Cost of shares redeemed	(2,894,605)	(3,426,496)
Net increase (decrease) in net assets from Class B2 share transactions	(2,467,016)	(2,566,400)
Increase (decrease) in net assets	(77,860,588)	25,013,110
Net assets at beginning of period	773,107,888	748,094,778
Net assets at end of period (including undistributed net investment income of $12,722,907 and $12,292,276, respectively)	$695,247,300	$773,107,888

The accompanying notes are an integral part of the financial statements.
	Years Ended December 31,
Increase (Decrease) in Net Assets	2011	2010
Class A Shares outstanding at beginning of period	53,096,781	58,025,792
Shares sold	4,228,529	2,918,830
Shares issued to shareholders in reinvestment of distributions	819,032	1,017,252
Shares redeemed	(10,248,237)	(8,865,093)
Net increase (decrease) in Class A shares	(5,200,676)	(4,929,011)
Shares outstanding at end of period	47,896,105	53,096,781
Class B Shares outstanding at beginning of period	4,060,194	4,245,476
Shares sold	300,443	314,546
Shares issued to shareholders in reinvestment of distributions	49,329	65,771
Shares redeemed	(984,617)	(565,599)
Net increase (decrease) in Class B shares	(634,845)	(185,282)
Shares outstanding at end of period	3,425,349	4,060,194
Class B2 Shares outstanding at beginning of period	1,536,957	1,758,162
Shares sold	13,661	46,908
Shares issued to shareholders in reinvestment of distributions	17,661	24,042
Shares redeemed	(212,532)	(292,155)
Net increase (decrease) in Class B2 shares	(181,210)	(221,205)
Shares outstanding at end of period	1,355,747	1,536,957

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.17	$11.68	$9.55		$15.53		$14.97
Income (loss) from investment operations: Net investment income (loss)a	.23	.21	.21		.27		.27
Net realized and unrealized gain (loss)	.03	1.51	2.20		(5.93)		.52
Total from investment operations	.26	1.72	2.41		(5.66)		.79
Less distributions from: Net investment income	(.23)	(.23)	(.28)		(.32)		(.23)
Net asset value, end of period	$13.20	$13.17	$11.68		$9.55		$15.53
Total Return (%)	1.83	14.70	26.32	b	(37.15	)b	5.30	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	632	699	678		584		1,046
Ratio of expenses before expense reductions (%)	.33	.33	.34		.33		.33
Ratio of expenses after expense reductions (%)	.33	.33	.32		.28		.30
Ratio of net investment income (loss) (%)	1.74	1.74	2.10		2.07		1.71
Portfolio turnover rate (%)	6	5	8		6		7	c
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

	Years Ended December 31,
Class B	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.17	$11.68	$9.54		$15.52		$14.96
Income (loss) from investment operations: Net investment income (loss)a	.20	.18	.18		.24		.23
Net realized and unrealized gain (loss)	.01	1.51	2.22		(5.94)		.52
Total from investment operations	.21	1.69	2.40		(5.70)		.75
Less distributions from: Net investment income	(.19)	(.20)	(.26)		(.28)		(.19)
Net asset value, end of period	$13.19	$13.17	$11.68		$9.54		$15.52
Total Return (%)	1.50	14.52	26.03	b	(37.34	)b	5.03	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	53	50		40		65
Ratio of expenses before expense reductions (%)	.58	.58	.59		.58		.58
Ratio of expenses after expense reductions (%)	.58	.58	.57		.53		.55
Ratio of net investment income (loss) (%)	1.49	1.49	1.85		1.82		1.46
Portfolio turnover rate (%)	6	5	8		6		7	c
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

	Years Ended December 31,
Class B2	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.15	$11.67	$9.54		$15.51		$14.96
Income (loss) from investment operations: Net investment income (loss)a	.18	.16	.17		.22		.21
Net realized and unrealized gain (loss)	.02	1.50	2.21		(5.93)		.52
Total from investment operations	.20	1.66	2.38		(5.71)		.73
Less distributions from: Net investment income	(.17)	(.18)	(.25)		(.26)		(.18)
Net asset value, end of period	$13.18	$13.15	$11.67		$9.54		$15.51
Total Return (%)	1.43	14.29	25.79	b	(37.36	)b	4.85	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	20	21		19		48
Ratio of expenses before expense reductions (%)	.73	.73	.74		.72		.72
Ratio of expenses after expense reductions (%)	.73	.73	.70		.63		.65
Ratio of net investment income (loss) (%)	1.34	1.34	1.72		1.72		1.36
Portfolio turnover rate (%)	6	5	8		6		7	c
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Investments VIT Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Trust is comprised of two series. DWS Equity 500 Index VIP (the "Fund") is a diversified series of the Trust offered to investors. The Fund is an underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Fund offers three classes of shares to investors: Class A shares, Class B shares and Class B2 shares. Class B and Class B2 shares are subject to Rule 12b-1 distribution fees under the 1940 Act equal to an annual rate of 0.25% and recordkeeping fees equal to an annual rate up to 0.15% of Class B and Class B2 shares average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain Fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $2,055,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

In addition, from November 1, 2011 to December 31, 2011, the Fund elects to defer qualified late year losses of approximately $714,000 of net realized long-term capital losses and $129,000 of net realized short-term capital losses. The Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2012.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2011, the Fund's components of distributable earnings (accumulated gains) on a tax basis were as follows:
Undistributed ordinary income	$12,721,699
Capital loss carryforwards	$(2,055,000)
Unrealized appreciation (depreciation) on investments	$37,999,852

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income	$12,441,085	$13,828,386

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the Fund invested in futures to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. Upon a futures contract close out or expiration, realized gain or loss is recognized.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $5,067,000 to $14,142,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(13,813)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$657,879

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(342,906)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $47,083,630 and $117,686,585, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor. Northern Trust Investments, Inc. ("NTI") acts as investment sub-advisor for the Fund and is paid by the Advisor for its services. As investment sub-advisor to the Fund, NTI makes investment decisions and buys and sells securities for the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays the Advisor an annual fee based on its average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.200%
Next $1 billion of such net assets	.175%
Over $2 billion of such net assets	.150%

Accordingly, for the year ended December 31, 2011, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.20% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2011, the Administration Fee was $751,164, of which $58,868 is unpaid.

Distribution Service Agreement. DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, is the Fund's distributor. In accordance with the Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B and B2 shares. For the year ended December 31, 2011, the Distribution Service Fees were as follows:
Distribution Service Fees	Total Aggregated	Unpaid at December 31, 2011
Class B	$123,304	$9,529
Class B2	47,747	3,780
	$171,051	$13,309

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended December 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2011
Class A	$571	$143
Class B	81	20
Class B2	41	10
	$693	$173

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,785, of which $5,296 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Effective July 14, 2011, Deutsche Bank AG serves as securities lending agent for the Fund. For the period from July 14, 2011 through December 31, 2011, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $7,776.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2011.

F. Ownership of the Fund

At December 31, 2011, two participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 61% and 11%, respectively. At December 31, 2011, one participating insurance company was a beneficial owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 88%. At December 31, 2011, one participating insurance company was a beneficial owner of record of 100% of the total outstanding Class B2 shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investments VIT Funds and the Shareholders of DWS Equity 500 Index VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index VIP (the "Fund") at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts February 15, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2011 to December 31, 2011).

The tables illustrate your Fund's expenses in two ways:

·Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

· Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2011
Actual Fund Return	Class A	Class B	Class B2
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$962.10	$960.70	$959.90
Expenses Paid per $1,000*	$1.68	$2.92	$3.66

Hypothetical 5% Fund Return	Class A	Class B	Class B2
Beginning Account Value 7/1/11	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/11	$1,023.49	$1,022.23	$1,021.48
Expenses Paid per $1,000*	$1.73	$3.01	$3.77

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class B2
DWS Equity 500 Index VIP	.34%	.59%	.74%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended December 31, 2011 qualified as a dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Equity 500 Index VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Northern Trust Investments, Inc. ("NTI") in September 2011.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreements were approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of NTI with respect to the Fund. The Board noted that DWS pays NTI's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and NTI and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and NTI and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and NTI related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and NTI related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of December 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	110	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	110	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	110	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	110	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	110
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	110	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2011)	110	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	110	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	110	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	113	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

vit-equ500-2 (R-025817 -1 2/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 INDEX VIP
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$37,875	$0	$0	$0
2010	$37,875	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 22, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 22, 2012